Exhibit 10.7

(English Summary)

Distribution Contract

Ref:____________

Execution Date_______

Execution Place_______

Party A: Daqing LongHeDa Food Co., Ltd

Party B: the distributor

I. Terms of the Contract:

After Party A’s observation and confirmation of Party B’s qualification to be a distributor for sales of Party A’s products, Party A hereby authorizes Party B to be the general distributor within the territory of ___________, during the period starts from _________to __________.

II. Distribution Mode

The distribution mode is agency in different territories.

III. Products and Amount

Fruit Puree____ tons; Glazed Fruit___ tons; “Fu” Beverage____ tons, Concentrated Juice ____tons.

IV. Payment Method:

(usually payment upon delivery)

V. Transportation and Freight:

Party B shall be responsible for the transportation and freight and Party A shall be responsible for liaison of transportation.

VI. Rights and Obligations

Party A’s rights and obligations:

1.

Party A shall provide Party B with copies of Party A’s business license and sanitation license.

2.

In case when the product price needs to be adjusted due to changes in state policy, fluctuation in raw material supply or change of market situation, Party A shall give written notice to Party B one month prior to such adjustment. Such notice shall be made part of the Contract as an exhibit.

3.

Party A shall timely notify Party B of the change of Party A’s sales policy and/or supply situation.

4.

Party A shall be responsible for any loss due to product quality problem, which shall be certified by relevant organization; Party B shall be liable for losses due to its negligent custody of the products.

5.

The quality of the sample shall be used as quality standard for all deliveries.

6.

Party A shall be responsible for delivering the products to designated places on time as agreed, but shall not be responsible for delivery to any other places.

7.

Party A shall have the rights to supervise, examine and guide Party B’s sales of its products.

Party B’s rights and obligations:

1.

Party B shall provide to Party A with copies of Party B’s business license and taxation registration certificates for record.

2.

Party B shall not be allowed to sell the same products from any other manufacturer at the same time during the term of this Contract.

3.

Party B shall place an order with Party A at least 15 days prior to the required delivery date to ensure that Party A has sufficient time to arrange the delivery.

4.

Party B shall not (1) distribute the products beyond the territory as stated herein; (2) assign the rights of distribution without Party A’s consent; (3) provide non-conforming products; and (4) violate Party A’s price policy. Party A shall be entitled to terminate this Contract if Party B breaches and the losses arising thereof shall be borne by Party B.

VII.  Inspection

Party B shall inspect the products in accordance with the delivery note provided by Party A and shall record the delivery date on the Client Return Receipt attached to the Product Sales Note and confirm the foresaid by signature or company stamp.

VIII. Liabilities for Breach of Contract

1.

With respect to matters that have not been contemplated by the Contract, both Parties shall consult each other and negotiate for settlement. Any agreement reached as a result of such negotiation shall be legally binding and has the same legal effect as the Contract.

2.

If either party breaches the Contract, the parties shall negotiation for settlement. If no agreement can be reached through such negotiation, any claim shall be brought to the non-breaching Party’s local court with proper jurisdiction.

IX. Miscellaneous Items

1.

Any issue not being contemplated in this Contract shall be negotiated by both Parties and the results of both Parties’ negotiation shall be an addendum to this Contract and have the same legal effect as this Contact.

2.

Any dispute arising from the Contact shall be amicably negotiated by both Parties and in case where no agreement is reached by the Parties, the dispute shall be brought to Party A’s local court with proper jurisdiction.

3.

This Contract is prepared in two originals, which have the same legal effect, and each Party shall hold one original.

Execution:

Party A: Daqing Long He Da Food Co., Ltd

Address:

Legal representative:

Authorized representative:

Bank Info.:

Telephone:

Fax:

Party B: the distributor

Address:

Legal representative:

Authorized representative:

Bank Info.:

Telephone:

Fax:

The form of purchase order is as follows:

Purchase Order

Products	Specification	Amount(ton)	Unit Price (Yuan)	Total Sum (Yuan)	Remarks

In Total
Total Sum (in capital letter):

Client: _____________________

Address: ____________________

Designated Place for Delivery:______________

Telephone:___________________

Liaison Person: _______________

                                                    Client:                                       (Stamp)

                                                    Date: _______________

The contractual details of the Company’s top 10 sales clients in March 2008 are as follows:

Distributors	Contract Reference	Execution Date	Contract Term	Territory	Products Type and Amount
Beijing Hua Peng Yuan Food Co.,Ltd	LHD-2008054	2008-1-22	2008-01-01 to 2008-12-31	Beijing	preserved fruit: 650 tons; concentrated juice: 1200 tons
Beijing Tai Hua Xing Food Co.,Ltd	LHD-2008052	2008-1-19	2008-01-01 to 2008-12-31	Area around Beijing	concentrated juice: 1200 tons
Shanxi De Sheng Trading Co.,Ltd	LHD-2008035	2008-1-9	2008-01-01 to 2008-12-31	Yuncheng City,Shanxi Province	fruit puree: 500 tons; concentrated juice: 1000 tons
Haerbin Sheng Jin Lai Economic and Technology Development Co.,Ltd	LHD-2008004	2007-12-22	2008-01-01 to 2008-12-31	Haerbin City, Heilongjiang Province	fruit puree: 1000 tons
Tianjin Ao Kai Chemistry and Industry Trading Co.,Ltd	LHD-2008049	2008-1-16	2008-01-01 to 2008-12-31	Tianjin City	concentrated juice: 600 tons
Chengde Ya Long Food Co.,Ltd	LHD-2008057	2008-1-24	2008-01-01 to 2008-12-31	Chengde City, Hebei Province	fruit puree: 1500 tons
Guangzhou Hui Huang Shop	LHD-2008036	2008-1-9	2008-01-01 to 2008-12-31	Guangzhou City, Guangdong Province	preserved fruit: 50 tons
Sanmenxia Jin Ge Rui Juice Co., Ltd	LHD-2008026	2007-12-31	2008-01-01 to 2008-12-31	Sanmenxia City, Henan Province	fruit puree: 1000 tons
Qingzhou Zi Yu Food Co.,Ltd	LHD-2008007	2007-12-25	2008-01-01 to 2008-12-31	Qingzhou City, Shandong Province	fruit puree: 800tons; preserved fruit: 100tons
(no. 10)